Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Xedar Corporation (the “Company”) hereby certifies, to such officer’s knowledge, that:

(i) the accompanying Quarterly  Report on Form 10-QSB of the Company for the quarter ended September 30, 2007 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

	By:	/s/ Steven M. Bragg
November 19, 2007		Steven M. Bragg
Chief Financial Officer
Xedar Corporation